INTERCREDITOR AGREEMENT

     This Intercreditor Agreement is made as of this 20th day of November, 2001, by and among Vizacom Inc., a Delaware corporation ("Vizacom"), SpaceLogix, Inc., a Delaware corporation ("SpaceLogix"), Kaufman & Moomjian, LLC, a New York limited liability company ("K&M"), David N. Salav and Vincent DiSpigno (together, the "Former PWR Shareholders," and together with K&M and SpaceLogix, the "Subordinated Parties") and JPMorgan Chase Bank ("Chase", and collectively with the Subordinated Parties, the "Creditors").

     WHEREAS, Vizacom granted to SpaceLogix a security interest (the "Spacelogix Interest") in and to that certain promissory note, dated as of March 31, 2001, in the original aggregate principal amount of $987,500 issued by Serif Inc. to Vizacom (the "Collateral"), upon the terms and conditions contained in a Security Agreement, dated as of September 14, 2001, between Vizacom and SpaceLogix;

     WHEREAS, Vizacom granted to K&M a security interest (the "K&M Interest") in and to the Collateral upon the terms and conditions contained in a Security Agreement, dated as of September 28, 2001, between Vizacom and K&M;

     WHEREAS, Vizacom granted to the Former PWR Shareholders a security interest (the "Former PWR Shareholder Interest") in and to the Collateral upon the terms and conditions contained in a Security Agreement, dated as of September 28, 2001, between Vizacom and the Former PWR Shareholders;

     WHEREAS, as among the Subordinated Parties, the SpaceLogix Interest is first in priority and senior to the K&M Interest and the Former PWR Shareholder Interest;

     WHEREAS, as among the Subordinated Parties, the K&M Interest is second in priority, junior to the SpaceLogix Interest and senior to the Former PWR Shareholder Interest;

     WHEREAS, as among the Subordinated Parties, the Former PWR Shareholder Interest is third in priority, and junior to the SpaceLogix Interest and the K&M Interest;

     WHEREAS, in order to induce Chase from time to time to extend credit or other financial accommodations to Vizacom and its affiliates, Vizacom is willing to assign its rights to Chase (the "Chase Interest") in and to the Collateral and deliver possession of the Collateral to Chase upon the terms and conditions contained in an Assignment, dated as of November 20, 2001, between Vizacom and Chase, securing Vizacom's obligation to guaranty the payment of the Promissory Note, dated November 20, 2001, payable by PWR Systems, Inc. to Chase (as extended, renewed, modified or restructured from time to time, the "PWR Note");

     WHEREAS, as among the Creditors, the Chase Interest is first in priority and senior to the SpaceLogix Interest, the K&M Interest and the Former PWR Shareholder Interest, as applicable;

     WHEREAS, Vizacom has requested that the Subordinated Parties acknowledge the priority of the Chase Interest and subordinate their security interests in the Collateral to that of Chase, and the Subordinated Parties believe that it is in their best interest to do so; and

     WHEREAS, the Subordinated Parties desire to enter into this Intercreditor Agreement to subordinate their security interests in the Collateral to Chase and to confirm their respective rights and priorities in and to the Collateral.

     NOW, THEREFORE, the parties agree as follows:

     1.   Subordination.
          --------------

           (a) Each of the Subordinated Parties hereby expressly agree (i) that the Chase Interest is senior in priority to the security interests of the Subordinated Parties, (ii) to subordinate their respective security interests in and to the Collateral to the Chase Interest, (iii) not to take any action to demand or foreclose on the Collateral or accept any payments in respect thereof so long as the PWR Note is outstanding, and (iv) that the new order of priority with respect to the Collateral shall be as set forth in
Section  1(b) of this Agreement.

          (b) The following shall be the order of priority in and to the
Collateral: (i) the Chase Interest shall be first in priority, so long as the PWR Note is outstanding; (ii) the SpaceLogix Interest shall be second in priority; (iii) the K&M Interest shall be third in priority; and (iv) the Former PWR Shareholder Interest shall be fourth in priority.

          (c) So long as the PWR Note is outstanding, each of the Subordinated Parties hereby expressly waive Vizacom's obligation to comply with the provisions of Section 3(a) of each of the Subordinated Parties' respective Security Agreements, and their right to receive any direct payments from Serif Inc. and agree not to accept any such direct payments from Serif Inc.

     2. Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with and shall be governed by the laws of the State of New York, without regard to the principles of conflicts of laws or the actual domiciles of the parties hereto.

     3. Binding Effect. This Agreement shall bind and inure to the benefit of the parties hereto, their successors and assigns.

     4. Notices. All notices, requests, demands and other communications which are required to be or which may be given under this Agreement shall be in writing and shall be deemed to have been duly given when: (a) transmitted by facsimile transmission electronically confirmed for receipt, (b) delivered by hand against written receipt therefor, (c) received after dispatch by Express Mail, Federal Express, other overnight delivery service or by certified or registered first class mail return receipt requested, in any such case with delivery charges prepaid, to the party to whom the same is so given or made, at the following addresses (or such other address as shall be provided by notice in accordance with this Section 4):

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

          (a)  If to Vizacom Inc., to:

               3512 Veterans Memorial Highway
               Bohemia, New York 11716
               Attention: President
               Facsimile: (631) 580-5489

          (b)  If to SpaceLogix, Inc., to:

               500 Fifth Avenue
               New York, New York 10110
               Attention:  President
               Facsimile: (212) 575-6589

          (c)  If to K&M, to:

               Kaufman & Moomjian, LLC
               50 Charles Lindbergh Blvd., Suite 206
               Mitchel Field, New York 11553
               Attention: Neil M. Kaufman, Esq.
               Facsimile: (516) 222-5110

          (d)  If to Vincent DiSpigno, to:

               c/o PWR Systems, Inc.
               3512 Veterans Memorial Highway
               Bohemia, New York 11716
               Attention: Vincent DiSpigno
               Facsimile: (631) 580-5489

          (e)  If to David N. Salav, to:

               c/o PWR Systems, Inc.
               3512 Veterans Memorial Highway
               Bohemia, New York 11716
               Attention: David N. Salav
               Facsimile: (631) 580-5489

          (f)  If to Chase, to:

               JPMorgan Chase Bank
               Special Loan Group
               1 Chase Manhattan Plaza, Floor 10
               New York, NY  10081

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


               Attention:  Richard Grabelsky
                           Vice President
               Facsimile:  (212) 383-6139

     5. Headings. The headings in this Agreement are for purposes of reference only and shall not be considered in construing this Agreement.

     6. Counterparts. This Agreement may be executed in counterparts, all of which shall be deemed to be duplicate originals.


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

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.


                                   VIZACOM INC.

                                   By:          /s/ Vincent DiSpigno
                                       ---------------------------------------
                                       Name:    Vincent DiSpigno
                                       Title:   President


                                   SPACELOGIX, INC.


                                   By:          /s/ Mark Barbera
                                       ---------------------------------------
                                       Name:    Mark Barbera
                                       Title:   CFO


                                   KAUFMAN & MOOMJIAN, LLC


                                   By:     /s/ Neil M. Kaufman
                                       -----------------------------------------
                                       Name: Neil M. Kaufman, Esq.
                                             Member

                                          /s/ Vincent DiSpigno
                                       ----------------------------------------
                                       Vincent DiSpigno


                                         /s/ David N. Salav
                                       ----------------------------------------
                                       David N. Salav


                                       JPMORGAN CHASE BANK


                                   By:     /s/ Christopher Zimmermann
                                       ----------------------------------------
                                       Vice President
                                       Christopher Zimmermann

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